INVOICE

SAG-2307/16

SAGTEC GROUP SDN BHD (Formerly Known As Signage Alliance Group Sdn Bhd)
COMPANY ID: 201801021489 (1283508-P)
NO 43-2, JALAN BESAR KEPONG,
52100 KEPONG,
KUALA LUMPUR

Bill to :
SM PROMINENT SDN BHD
LOT 680, JALAN BATU 1 1/2,
JALAN BANGI, 43500 SEMENYIH,
SELANGOR

Invoice Date : 16/07/2023
Terms : CASH ON DELIVERY
Your Ref. :

No	Item & Description	Qty	Rate	Amount
1	SPEED+ MOBILE QR ORDERING SYSTEM • QR Code Order Generator • QR Table Service • QR Code Scan to kitchen • Link Connection with POS System **Reseller Price** - RM999/Year/License	543.00	999.00	542,457.00
2	DISCOUNT	1.00	-477.00	(477.00)

RINGGIT MALAYSIA : FIVE HUNDRED FORTY ONE THOUSAND NINE HUNDRED AND

Total (RM) 541,980.00

Notes
Thanks for your business.

Terms & Condition :
Term : COD
Kindly pay to : RHB account : [redacted]
: RHB account :
: Maybank account :
: Affin Bank account
: Affin Bank account

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE : 12/07/2023

TO : SM PROMINENT SDN BHD

LOT 680, JALAN BATU 1 1/2, JALAN BANGI, 43500 SEMENYIH, SELANGOR

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	SPEED+ MOBILE QR ORDERING SYSTEM	543	999.00	542,457.00
	• QR Code Order Generator			
	• QR Table Service			
	• QR Code Scan to kitchen			
	• Link Connection with POS System			
	Reseller Price			
	- RM999/Year/License			
2	DISCOUNT	1	-477.00	-477.00

Sub Total (RM) : **541,980.00**

Confirmed by Client :

Acknowledged By:

Prepared by:

Sales Person: Lim Teong Wei

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

ACKNOWLEDGMENT FORM

FORM NO: AF-2307/16
INVOICE NO: SAG-2307/16
DATE : 16/07/2023

TO : **SM PROMINENT SDN BHD**

LOT 680, JALAN BATU 1 1/2, JALAN BANGI, 43500 SEMENYIH, SELANGOR

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	SPEED+ MOBILE QR ORDERING SYSTEM	543	999.00	542,457.00
	• QR Code Order Generator			
	• QR Table Service			
	• QR Code Scan to kitchen			
	• Link Connection with POS System			
	Reseller Price			
	- RM999/Year/License			
2	DISCOUNT	1	-477.00	-477.00

Sub Total (RM) : **541,980.00**

Confirmed by Client :

Acknowledged By:

INVOICE

SAG-2308/20

SAGTEC GROUP SDN BHD (Formerly Known As Signage Alliance Group Sdn Bhd)
COMPANY ID: 201801021489 (1283508-P)
NO 43-2, JALAN BESAR KEPONG,
52100 KEPONG,
KUALA LUMPUR

Bill to :
SM PROMINENT SDN BHD
LOT 680, JALAN BATU 1 1/2,
JALAN BANGI, 43500 SEMENYIH,
SELANGOR

Invoice Date : 11/08/2023
Terms : CASH ON DELIVERY
Your Ref. :

No	Item & Description	Qty	Rate	Amount
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1.00	421,508.00	421,508.00

- PHP Web Base Software Backend Development
- App Base Front End Development
- Server Storage Development
- Infra of Software / Server
- UAT Testing
- Firewall Infra / Software Security SSL

Details: Refer to Appendix A

RINGGIT MALAYSIA : FOUR HUNDRED TWENTY ONE THOUSAND FIVE HUNDRED AND

Total (RM) **421,508.00**

Notes
Thanks for your business.

Terms & Condition :
Term : COD
Kindly pay to
: RHB account : [redacted]
: RHB account : [redacted]
: Maybank account : [redacted]
: Affin Bank account [redacted]
: Affin Bank account [redacted]

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE : 05/08/2023

TO : SM PROMINENT SDN BHD

LOT 680, JALAN BATU 1 1/2, JALAN BANGI, 43500 SEMENYIH, SELANGOR

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1	421,508.00	421,508.00
	• PHP Web Base Software Backend Development			
	• App Base Front End Development			
	• Server Storage Development			
	• Infra of Software / Server			
	• UAT Testing			
	• Firewall Infra / Software Security SSL			
	Details: Refer to Appendix A			

Sub Total (RM) : 421,508.00

Confirmed by Client :

Acknowledged By:

Prepared by:

Sales Person: Lim Teong Kuan

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

ACKNOWLEDGMENT FORM

FORM NO: AF-2308/20
INVOICE NO: SAG-2308/20
DATE : 11/08/2023

TO : SM PROMINENT SDN BHD

LOT 680, JALAN BATU 1 1/2, JALAN BANGI, 43500 SEMENYIH, SELANGOR

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1	421,508.00	421,508.00
	• PHP Web Base Software Backend Development			
	• App Base Front End Development			
	• Server Storage Development			
	• Infra of Software / Server			
	• UAT Testing			
	• Firewall Infra / Software Security SSL			
	Details: Refer to Appendix A			

Sub Total (RM) : 421,508.00

Confirmed by Client :

Acknowledged By:

SAGTEC Group Sdn Bhd (1283508-P)
No.43-2, Jalan Besar Kepong, Metro Prima, 52100 Kepong, Kuala Lumpur

Software Development Agreement

This Software Development Agreement (the "**Agreement**" or "**Software Development Agreement**") dated 20.07.2023 is between SM Prominent Sdn Bhd (the "**Client**") having its principal place of business at Lot 680, Jalan Batu 11/2, Jalan Bangi, 43500 Semenyih, Selangor and SAGTEC Group Sdn Bhd (the "**Developer**") having its principal place of business at No. 43-2, Jalan Besar Kepong, Metro Prima, Kepong, 52100 Kuala Lumpur, who agrees to bound by this Agreement and will become effective upon the date of signing and shall continue until the satisfactory completion of the project.

WHEREAS, the Client has conceptualized an Office Management Software (the "**Software**") which is described in further detail on Appendix A, and the Developer is the contractor with whom the Client has come to an agreement to develop the Software.

NOW, THEREFORE, in consideration of the mutual covenants and promises made by the parties to this Software Development Agreement, the Developer and the Client (individually, each a "**party**" and collectively, the "**Parties**") covenant and agrees as follows:

On Behalf Project For: Client of SM Prominent (00001)

1. SCOPE OF WORK
   - **1.1. Services.** The Developer agrees to provide the according services,
     - **1.1.1.** The Developer shall complete both the designing and development of the Software according to the milestones as shown in Appendix A.
     - **1.1.2.** The Developer shall perform multiple testing on the Software to ensure the quality assurance of the Software.
     - **1.1.3.** The Developer shall provide to the Client after Delivery Date, implementation support, including training sessions of the Software if requested by the Client.
     - **1.1.4.** The Developer shall provide regular process updates and milestones report to the Client.
     - **1.1.5.** For a period of 30 days post-final delivery of the product, the Developer shall provide the Client maintenance and support solving problems regarding to the operation of the Software.

1.2. **Delivery.** The Developer undertakes to deliver the completed Software to the Client by a week before the Invoice is provided. Any unforeseen delays will be promptly communicated between the Client and the Developer, accompanied by a revised project timeline.

2. **ADDITIONAL WORK/CHANGE REQUESTS**

2.1. **Scope Changes.** Any additional work requested by the Client outside the original scope of the agreement will be considered as a change request. The Client shall submit a detailed description of the requested changes to the Developer.

2.2. **Change Request.** Any additional work requested by the Client will result additional charges. The Developer shall provide the Client with a written estimated additional cost relating with the change request, including any adjustments to the project timeline.

3. **PAYMENT**

3.1. **Fees.** In consideration of the services rendered, the Client agrees to pay the Developer the total amount according from the detailed invoice and to the following detailed payment schedule,

3.1.1. An initial payment of 50% upon signing of this Agreement to ensure the Developer's service and to initiate the development.

3.1.2. A second payment of 30% upon the successful delivery and acceptance of the prototype.

3.1.3. Final payment of 20% upon the final delivery and acceptance of the Software.

3.2. **Accepted Payment Method.** The Client agrees to make full payment in Malaysian Ringgit Currency through Bank Transfer, Cheque or Cash specified by the Developer.

3.3. **Late Payment Interest.** Late payments may incur interest at a rate of 1.5% per month after 30 calendar days from the due date.

3.4. **Invoice.** A detailed invoice shall be provided by the Developer once both parties agreed and signed this contract agreement.

4. **INTELLECTUAL PROPERTY**

4.1. **Ownership.** Upon full payment, all rights, titles and interest in the Software, including intellectual property rights, will be irrevocably and exclusively transferred to the Client.

4.2. **Marketing.** The Developer retains the right to showcase the Software as part of its portfolio and for marketing purpose. The Developer agrees not to disclose any

proprietary or confidential information belonging to the Client during such showcasing.

4.3. **License.** The Client is granted a perpetual, non-exclusive license from the Developer to use the Software for internal purposes.

4.4. **Source Code.** The Developer shall provide the Client with a copy of source code upon final payment, allowing the Client to modify and enhance the Software independently.

4.5. **Ownership Waiver.** The Developer agrees not to claim any such ownership in the Software's intellectual property at any time prior to or after the completion and delivery of the Software to the Client.

5. CONFIDENTIALITY

5.1. **Confidentiality Obligations.** Both parties mutually agreed to maintain confidentiality of all proprietary and non-public information (including, without limitation, (i) Business method, (ii) Proprietary technical documentation, and (iii) All information relating to the Products and operations) disclosed during the project.

5.2. **Duration of Confidentiality.** The Confidentiality obligations shall survive the termination of expiration of this Agreement permanently.

6. WARRANTIES

6.1. **Performance.** The Developer warrants that the Software will be operating according to specifications shown in Appendix A.

6.2. **Disclaimer.** The Developer disclaims any other warranties, express or implied, including fitness for a particular purpose, and makes no guarantees regarding the uninterrupted or error free operation of the Software.

6.3. **Bug Fixes.** For a period of 30 days post-final delivery, The Developer agrees to provide prompt bug fixes and new updates for the Software. The Client shall report any bugs or issues to the Developer, providing clear and detailed information to assist the Developer in reproducing and addressing the problem.

7. GOVERNING LAW AND JURISDICITION.

7.1. **Governing Law.** This Agreement is governed by Laws of Malaysia.

7.2. **Jurisdiction.** Any disputes arising out of or in connection with this Agreement shall be subject to the exclusive jurisdiction of the courts of Malaysia.

8. TERMINATION
   8.1. **Termination for Convenience.** Either party may terminate this Agreement with 7 days of written notice.
   8.2. **Termination of Cause.** Either party may terminate immediately for a material breach, (including, without limitation, (i) Breaching confidentiality obligations, (ii) Failure of payment, (iii) Violation of intellectual property).
   In the event of termination caused by the Client, the Developer shall refund any unearned portion of the fees paid for work not yet performed as of the termination date.
   In the event of termination caused by the Developer, the Client shall pay the Developer for all work completed up to the termination date, including any expenses incurred.
   8.3. **Effect of Termination.** Upon termination, the Client shall promptly return any deliverables, documentations, or other materials provided by the Developer, without retaining any copies thereof.

9. MISCELLANEOUS
   9.1. **Entire Agreement.** This Agreement, including its appendix, constitutes the entire understanding between the parties and supersedes any prior agreement.
   9.2. **Amendments.** Any amendments or modifications must be writing and signed by both parties.
   9.3. **Notices.** Any notices or communications required or permitted under this Agreement shall be in writing and shall be deemed given when delivered personally or recognized courier service, or when sent by email with confirmation of receipt.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement, both parties by its duly authorized officer, as of the day and year set forth below.

Signed by the Developer)
Representative name) Ng Chen Lok @ Kevin

Signed by the Client)
Representative name)

Appendix A

Client: SM Prominent Sdn Bhd

Agreed Price of Software Development: RM421,508.00

Office Management Software Development

- PHP Web Base Software Backend Development
- App Base Front End Development
- Server Storage Development
- Infra of Software/Server
- UAT Testing
- Firewall Infra/Software Security SSL

Time Schedule:

1. Version I delivery & testing - 26.07.2023
2. Version II delivery & UAT - 01.08.2023
3. Final version delivery & UAT - 05.08.2023
4. Delivery & Implementation
   Source Code Installation - 11.08.2023

INVOICE

CL-2312/03

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD
COMPANY ID: 201901005005 (1314332-U)
NO 43-2, JALAN BESAR KEPONG,
52100 KEPONG,
KUALA LUMPUR

Bill to :
SM PROMINENT SDN BHD
LOT 680, JALAN BATU 1 1/2,
JALAN BANGI, 43500 SEMENYIH,
SELANGOR

Invoice Date : 05/12/2023
Terms : CASH ON DELIVERY
Your Ref. :

No	Item & Description	Qty	Rate	Amount
1	POWERBANK CHARGING STATION 24slot Charging Port • 24" LCD Display • Androind Ver • wifi/ Simcard Internet Support • Powerbank Dispenser Prt *Included 24 Unit Power bank	5.00	8,150.00	40,750.00
2	DISCOUNT	1.00	-750.00	(750.00)

RINGGIT MALAYSIA : FORTY THOUSAND ONLY

Total (RM) **40,000.00**

Notes
Thanks for your business.

Terms & Condition :
Term : COD
Kindly pay to : Maybank account : [redacted]
: Affin Bank account [redacted]

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (1314332-U)
No 43-1, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

CL Technologies

SALES ORDER

DATE : 01/12/2023

TO : SM PROMINENT SDN BHD

LOT 680, JALAN BATU 1 1/2, JALAN BANGI, 43500 SEMENYIH, SELANGOR

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	POWERBANK CHARGING STATION	5	8,150.00	40,750.00
	24slot Charging Port			
	• 24" LCD Display			
	• Androind Ver			
	• wifi/ Simcard Internet Support			
	• Powerbank Dispenser Prt			
	*Included 24 Unit Power bank			
2	DISCOUNT	1	-750.00	-750.00

Sub Total (RM) : **40,000.00**

Confirmed by Client :

Acknowledged By:

Prepared by:

Sales Person: Ng Chen Lok

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (1314332-U)
No 43-1, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

DELIVERY ORDER

DO NO: DO-2312/03
INVOICE NO: CL-2312/03
DATE : 05/12/2023

TO : **SM PROMINENT SDN BHD**

LOT 680, JALAN BATU 1 1/2, JALAN BANGI, 43500 SEMENYIH, SELANGOR

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	POWERBANK CHARGING STATION	5	8,150.00	40,750.00
	24slot Charging Port			
	• 24" LCD Display			
	• Androind Ver			
	• wifi/ Simcard Internet Support			
	• Powerbank Dispenser Prt			
	*Included 24 Unit Power bank			
2	DISCOUNT	1	-750.00	-750.00

Sub Total (RM) : **40,000.00**

Confirmed by Client :

Acknowledged By:

INVOICE

SAG-2307/21

SAGTEC GROUP SDN BHD (Formerly Known As Signage Alliance Group Sdn Bhd)
COMPANY ID: 201801021489 (1283508-P)
NO 43-2, JALAN BESAR KEPONG,
52100 KEPONG,
KUALA LUMPUR

Bill to :
SM PROMINENT SDN BHD
LOT 680, JALAN BATU 1 1/2,
JALAN BANGI, 43500 SEMENYIH,
SELANGOR

Invoice Date : 19/07/2023
Terms : CASH ON DELIVERY
Your Ref. :

No	Item & Description	Qty	Rate	Amount
1	Standing Food Ordering Kiosk With Touch Screen • Android Version • 32" LCD Touch Screen • Card Reader (bank card) • QR Scanner • Cash Note Component X2 • Wifi/Lan Supported Remarks : Warranty 18 Month RM 23,200 / Unit	18.00	23,200.00	417,600.00
2	Transportation charges	1.00	3,900.00	3,900.00

RINGGIT MALAYSIA : FOUR HUNDRED TWENTY ONE THOUSAND AND FIVE HUNDRED

Total (RM) **421,500.00**

Notes
Thanks for your business.

Terms & Condition :
Term : COD
Kindly pay to : RHB account : [redacted]
: RHB account : [redacted]
: Maybank account : [redacted]
: Affin Bank account [redacted]
: Affin Bank account : [redacted]

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE : 15/07/2023

TO : SM PROMINENT SDN BHD

LOT 680, JALAN BATU 1 1/2, JALAN BANGI, 43500 SEMENYIH, SELANGOR

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	Standing Food Ordering Kiosk With Touch Screen	18	23,200.00	417,600.00
	• Android Version			
	• 32" LCD Touch Screen			
	• Card Reader (bank card)			
	• QR Scanner			
	• Cash Note Component X2			
	• Wifi/Lan Supported			
	Remarks : Warranty 18 Month			
	RM 23,200 / Unit			
2	Transportation charges	1	3,900.00	3,900.00

Sub Total (RM) : **421,500.00**

Confirmed by Client :

Acknowledged By:

Prepared by:

Sales Person: Lim Teong Kuan

SAG

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

DELIVERY ORDER

DO NO: DO-2307/21
INVOICE NO: SAG-2307/21
DATE : 19/07/2023

TO : SM PROMINENT SDN BHD
LOT 680, JALAN BATU 1 1/2, JALAN BANGI, 43500 SEMENYIH, SELANGOR

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	Standing Food Ordering Kiosk With Touch Screen	18	23,200.00	417,600.00
	• Android Version			
	• 32" LCD Touch Screen			
	• Card Reader (bank card)			
	• QR Scanner			
	• Cash Note Component X2			
	• Wifi/Lan Supported			
	Remarks : Warranty 18 Month			
	RM 23,200 / Unit			
2	Transportation charges	1	3,900.00	3,900.00

Sub Total (RM) : 421,500.00

Confirmed by Client :

Acknowledged By: